UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10521

Name of Fund: Corporate High Yield Fund V, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Corporate High
      Yield Fund V, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Corporate High Yield
                                Fund V, Inc.

Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

Corporate High Yield Fund V, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund V, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2         CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004              3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the benchmark CSFB High Yield Index for the year, benefiting from its use of leverage and strong returns from several individual holdings.

How did the Fund perform during the fiscal year?

For the 12-month period ended August 31, 2004, the Common Stock of Corporate High Yield Fund V, Inc. had net annualized yields of 10.03% and 10.49%, based on a year-end per share net asset value of $16.15 and a per share market price of $15.44, respectively, and $1.620 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +20.92%, based on a change in per share net asset value from $14.90 to $16.15, and assuming reinvestment of $1.626 per share ordinary income dividends and $0.061 per share capital gains distributions.

The Fund's return significantly exceeded that of the high yield market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, which returned +14.68% for the 12-month period ended August 31, 2004. The Fund slightly underperformed its comparable Lipper category of High Current Yield Funds (Leveraged), which had an average return of +21.05% for the year. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.)

For the six-month period ended August 31, 2004, the total investment return on the Fund's Common Stock was +5.04%, based on a change in per share net asset value from $16.21 to $16.15, and assuming reinvestment of $0.798 per share ordinary income dividends. The Fund outperformed the +3.42% return of the CSFB High Yield Index and the +4.85% average return of the Lipper High Current Yield Funds (Leveraged) category for the same six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's common stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's common stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What factors contributed to the Fund's performance?

Expectations of economic recovery and improving corporate earnings supported a strong high yield market for much of the 12-month period. Toward the end of the Fund's fiscal year, yields on 10-year U.S. Treasury issues fell sharply amid fears of an aborted recovery. Better-quality high yield bonds rallied because their performance is more closely tied to the Treasury market.

The Fund's performance benefited from the use of leverage and positive results from several holdings that rebounded during the period. The Fund's strongest performers during the fiscal year were securities of companies with solid credit quality and good earnings prospects, such as the convertible bonds of Tyco International Group, and bonds issued by companies in previously downtrodden sectors that have shown sustainable recovery, including those of independent power producer Mission Energy Holding Company. Conversely, the value of our holding in power producer Calpine Corp. declined significantly amid fears that the company will not generate sufficient earnings growth to service its substantial debt burden. We believe that Calpine, which is one of the lowest-cost electricity producers in the industry, has significant asset value and resources to pay its obligations for the next few years. In our view, a strengthening economy should continue to support its earnings prospects.

What changes were made to the portfolio during the period?

We allocated approximately 6.5% of the Fund's net assets to convertible securities in an effort to capture the potential upside in the equity markets. The goal also was to diversify the portfolio amid what we believe is an increasingly skittish and fully valued high yield market. Convertible securities can be volatile, reflecting movements in the underlying stocks; therefore, we anticipate that our holdings will be subject to the same risks. However, we have attempted to mitigate that risk by choosing higher-quality issues and by purchasing bonds that are somewhat insulated from downside volatility while benefiting from rising stock prices. Among the Fund's most significant convertible positions are General Motors Corp. (BBB) and Liberty Media Corporation (BBB-). During


4         CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004
the period, we sold most of our position in Tyco International convertible bonds at a substantial profit.

With short-term interest rates rising, we invested modestly in floating rate securities and bank loans, which totaled approximately 3.3% of the portfolio's net assets at the end of the period. In addition, we temporarily increased our holdings in the riskier CCC-rated credits. The strong performance of a number of our downtrodden credits -- most notably Mission Energy -- increased the Fund's weighting in the CCC sector, as we did not reduce our holdings when the prices of these securities rose. Our overweight position in this rating category also reflects our view that the underlying credit quality of several companies with CCC-rated securities is better than the credit quality implied by the rating. We believe the low rating may reflect recently resolved financial difficulties (as is the case with Qwest Communications, a telecommunications provider), or high financial leverage on what we consider to be sound and improving fundamentals (for example, American Tower Corporation).

The Fund's leverage position averaged 25.2% during the past six months. That is, the Fund borrowed the equivalent of 25.2% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. As of August 31, 2004, the Fund was 27.4% leveraged after borrowing $199.7 million at a cost of 1.5%. Over the past 12 months, the average amount borrowed was approximately $180.5 million and the daily weighted average borrowing rate was 1.42%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

In May, we received approval from the Fund's Board of Directors to execute various credit shorting strategies, such as selling uncovered call options or buying protection under a credit default swap. However, we had not made use of these capabilities as of period-end.

How would you characterize the Fund's position at the close of the period?

We expect increasing market volatility in the near term, but believe high yield securities will continue to find support from a gradually improving economy and the resultant positive corporate earnings. We have positioned the Fund to benefit in this environment. We believe that higher interest rates will begin to have a greater effect on the high yield market, and we have taken steps -- for example, adding floating rate securities for interest rate protection -- to moderate the impact on the portfolio.

Within this broad picture, we believe certain industries, such as the chemical sector and the utility and independent power producer sector represent good relative value. As of August 31, 2004, the Fund's largest industry allocations were in chemicals, at 13.1% of net assets, and utilities at 12.8%. In our opinion, the utility sector has exhibited favorable fundamentals, and the independent power producer subsector offers attractive valuations. Within the chemical sector, we have found what we believe to be good relative value in the specialty chemical business, which has been hurt by high energy prices but avoids dramatically volatile end markets.

The Fund is underweight in the leisure sector, based on our belief that these securities already have priced in the upside potential. We maintain an underweight position in information technology, given our perception of high valuations, unstable earnings and potentially limited recovery value if earnings decline in the sector. We have limited exposure to the retail, food and drug, and finance sectors based on what we believe is inadequate and uncertain asset protection in these areas of the market. Similar to the CSFB High Yield Index, the Fund had an average credit rating of B at the close of the period.

Elizabeth M. Phillips
Vice President and Portfolio Manager

September 17, 2004


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004              5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings++ Ratings++      Amount   Corporate Bonds                                                Value
====================================================================================================================================
Aerospace &               B         B2        $ 3,700,000   Alliant Techsystems Inc. 2.75% due 2/15/2024
Defense--2.5%                                               (Convertible) (a)                                          $  3,750,875
                          B+        B1          1,625,000   Esterline Technologies Corporation, 7.75% due 6/15/2013       1,726,562
                          B         B3            600,000   K & F Industries, Inc., 9.625% due 12/15/2010                   664,500
                          B-        Caa1        2,875,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (a)         2,954,063
                          B-        B3          1,250,000   TD Funding Corp., 8.375% due 7/15/2011                        1,321,875
                          B         B2          2,925,000   The Titan Corporation, 8% due 5/15/2011                       3,020,063
                                                                                                                       ------------
                                                                                                                         13,437,938
====================================================================================================================================
Airlines--1.9%            BB+       B1          6,000,000   American Airlines, Inc., 7.80% due 4/01/2008                  5,137,657
                                                            Continental Airlines, Inc.:
                          BB-       B3          1,250,000        7.25% due 11/01/2005                                     1,065,844
                          CCC+      Caa2        1,550,000        8% due 12/15/2005                                        1,418,250
                          B+        B2            907,028        6.541% due 9/15/2009                                       778,272
                          BB-       B2          1,784,945        7.033% due 6/15/2011                                     1,384,028
                          BB+       Ba2           237,309        6.90% due 1/02/2017                                        186,555
                                                                                                                       ------------
                                                                                                                          9,970,606
====================================================================================================================================
Automotive--2.6%          B         B3          2,025,000   Asbury Automotive Group, Inc., 8% due 3/15/2014               1,974,375
                          B-        B3          3,100,000   Autocam Corporation, 10.875% due 6/15/2014 (a)                3,131,000
                                                            Metaldyne Corporation:
                          B         Caa1        4,625,000        11% due 6/15/2012                                        4,023,750
                          B         B3          1,959,000        10% due 11/01/2013 (a)                                   1,934,512
                          B         Caa1        2,775,000   Stanadyne Corporation (Kohlberg Ownership), 10%
                                                            due 8/15/2014 (a)                                             2,872,125
                                                                                                                       ------------
                                                                                                                         13,935,762
====================================================================================================================================
Broadcasting--5.6%        CCC       B3          3,675,000   Granite Broadcasting Corporation, 9.75% due 12/01/2010        3,463,687
                          B         B1          2,775,000   LIN Television Corporation, 6.50% due 5/15/2013               2,733,375
                          B-        B3          2,250,000   NextMedia Operating, Inc., 10.75% due 7/01/2011               2,520,000
                          CCC       Caa1        3,400,000   Paxson Communications Corporation, 10.75% due 7/15/2008       3,417,000
                          CCC+      Caa1        4,650,000   Rainbow National Services LLC, 10.375%
                                                            due 9/01/2014 (a)                                             4,812,750
                                                            Salem Communications Holding Corporation:
                          B-        B3          4,575,000        7.75% due 12/15/2010                                     4,758,000
                          B-        B3            601,000        9% due 7/01/2011                                           655,090
                          B         B3          4,210,000   Sinclair Broadcast Group, Inc., 4.875% due 7/15/2018
                                                            (Convertible)                                                 3,888,988
                          CCC+      Caa1        3,700,000   Young Broadcasting Inc., 8.75% due 1/15/2014                  3,547,375
                                                                                                                       ------------
                                                                                                                         29,796,265
====================================================================================================================================
Cable--                   B         B3          3,450,000   Kabel Deutschland GmbH, 10.625% due 7/01/2014 (a)             3,536,250
International--1.4%       B-        B3          3,950,000   NTL Cable PLC, 6.61% due 10/15/2012 (a)(c)                    4,029,000
                                                                                                                       ------------
                                                                                                                          7,565,250
====================================================================================================================================
Cable--U.S.--7.2%                                           Adelphia Communications Corporation (b):
                          NR*       NR*         1,250,000        6% due 2/15/2006 (Convertible)                             318,750
                          NR*       NR*         3,100,000        12.48%** due 1/15/2008                                   1,953,000
                          CCC-      Caa1          425,392   Avalon Cable LLC, 11.875% due 12/01/2008                        448,788
                          BB-       B1          5,000,000   CSC Holdings, Inc., 7.625% due 4/01/2011                      5,187,500
                          D         NR*         7,950,000   Century Cable Holdings LLC, Term, due 12/31/2009 (e)          7,752,904
                                                            Charter Communications Holdings, LLC:
                          CCC-      Ca          4,775,000        8.625% due 4/01/2009                                     3,796,125
                          CCC-      Ca            225,000        10% due 4/01/2009                                          185,625
                          CCC-      Ca          3,225,000        9.625% due 11/15/2009                                    2,604,187
                          B-        Caa2        6,950,000   Insight Communications Company, Inc., 12.396%**
                                                            due 2/15/2011                                                 6,237,625
                          NR*       NR*         2,350,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (b)                  1,915,250
                          NR*       NR*         1,475,000   Loral Space & Communications Ltd., 9.50%
                                                            due 1/15/2006 (b)                                               457,250
                          B+        B2          6,825,000   Mediacom Broadband LLC, 11% due 7/15/2013                     7,388,063
                                                                                                                       ------------
                                                                                                                         38,245,067
                          ==========================================================================================================


6         CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings++ Ratings++      Amount   Corporate Bonds                                                Value
====================================================================================================================================
Chemicals--13.1%          B-        B3        $ 3,825,000   BCP Caylux Holdings Luxembourg SCA, 9.625%
                                                            due 6/15/2014 (a)                                          $  4,107,094
                                                            Crompton Corporation (a):
                          B         B1          3,125,000        7.67% due 8/01/2010 (c)                                  3,195,312
                          B         B1          3,675,000        9.875% due 8/01/2012                                     3,822,000
                          B+        B3          2,550,000   Geon Company, 6.875% due 12/15/2005                           2,655,188
                          CCC+      NR*         3,500,000   HMP Equity Holdings Corporation, 14.96%** due 5/15/2008       2,065,000
                          CCC+      Caa2        3,250,000   Huntsman International Holdings LLC, 19.455%**
                                                            due 12/31/2009                                                1,657,500
                                                            Huntsman International LLC:
                          B-        B3            900,000        9.875% due 3/01/2009                                       972,000
                          CCC+      Caa1        4,250,000        10.125% due 7/01/2009                                    4,377,500
                          BB-       B1          2,000,000   ISP Chemco Inc., 10.25% due 7/01/2011                         2,225,000
                          B+        B2          4,675,000   ISP Holdings, Inc., 10.625% due 12/15/2009                    5,142,500
                          B-        B3          1,825,000   Innophos, Inc., 8.875% due 8/15/2014 (a)                      1,898,000
                          BB-       B1          4,925,000   Millennium America Inc., 7% due 11/15/2006                    5,060,437
                                                            Nalco Company (a):
                          B-        B2            750,000        7.75% due 11/15/2011                                       798,750
                          B-        Caa1        1,925,000        8.875% due 11/15/2013                                    2,076,594
                          B-        Caa2        5,500,000   Nalco Finance Holdings Inc., 9.04%** due 2/01/2014 (a)        3,905,000
                          BB-       B2          4,650,000   Omnova Solutions Inc., 11.25% due 6/01/2010                   5,115,000
                          NR*       NR*         1,150,000   PCI Chemicals, Canada, 10% due 12/31/2008                     1,121,250
                          B+        B3          5,075,000   PolyOne Corporation, 10.625% due 5/15/2010                    5,519,063
                          B-        B3          3,025,000   Rockwood Specialties Group, Inc., 10.625% due 5/15/2011       3,297,250
                          B-        Caa1        4,975,000   Terra Capital, Inc., 11.50% due 6/01/2010                     5,547,125
                          B-        B1          4,650,000   Wellman, Inc., Second Lien Term, due 2/10/2010 (e)            4,595,748
                                                                                                                       ------------
                                                                                                                         69,153,311
====================================================================================================================================
Consumer--                B-        Caa1        2,150,000   Sealy Mattress Company, 8.25% due 6/15/2014 (a)               2,219,875
Durables--0.7%            B         B2          1,242,000   Tempur-Pedic, Inc., 10.25% due 8/15/2010                      1,397,250
                                                                                                                       ------------
                                                                                                                          3,617,125
====================================================================================================================================
Consumer--                                                  Chattem, Inc:
Non-Durables--2.1%        B+        Ba3         1,050,000        4.79% due 3/01/2010 (c)                                  1,078,875
                          B-        B2          1,025,000        7% due 3/01/2014                                         1,014,750
                          B         B3          5,100,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                  5,355,000
                          B-        B3          3,575,000   Samsonite Corporation, 8.875% due 6/01/2011 (a)               3,682,250
                                                                                                                       ------------
                                                                                                                         11,130,875
====================================================================================================================================
Diversified Media--       B-        B3          3,500,000   CBD Media LLC, 8.625% due 6/01/2011                           3,701,250
5.9%                      B         B2          1,400,000   Cadmus Communications Corporation, 8.375%
                                                            due 6/15/2014 (a)                                             1,487,500
                          B         B2          2,271,000   Dex Media West LLC, 9.875% due 8/15/2013                      2,611,650
                          B         B2          4,325,000   Houghton Mifflin Company, 8.25% due 2/01/2011                 4,460,156
                          BBB-      Baa3        6,200,000   Liberty Media Corporation, 0.75% due 3/30/2023
                                                            (Convertible)                                                 6,812,250
                                                            Primedia Inc.:
                          B         B3          1,000,000        7.625% due 4/01/2008                                       980,000
                          B         B3            500,000        8.875% due 5/15/2011                                       490,000
                                                            R.H. Donnelley Financial Corporation I:
                          BB        Ba3           400,000        8.875% due 12/15/2010                                      450,500
                          B+        B2          1,125,000        10.875% due 12/15/2012 (a)                               1,330,313
                          CCC+      B3          4,050,000   Six Flags, Inc., 9.50% due 2/01/2009                          3,928,500
                          BB-       B1          5,350,000   Yell Finance BV, 11.228%** due 8/01/2011                      5,109,250
                                                                                                                       ------------
                                                                                                                         31,361,369
====================================================================================================================================
Energy--Exploration &     CCC+      Caa1        1,400,000   Continental Resources, Inc., 10.25% due 8/01/2008             1,447,250
Production--1.1%          B+        Ba3         4,150,000   Plains Exploration & Production Company, 8.75%
                                                            due 7/01/2012                                                 4,627,250
                                                                                                                       ------------
                                                                                                                          6,074,500
                          ==========================================================================================================


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004              7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings++ Ratings++      Amount   Corporate Bonds                                                Value
====================================================================================================================================
Energy--                  B         B2        $ 3,100,000   Dresser, Inc., 9.375% due 4/15/2011                        $  3,332,500
Other--4.5%               B         B2          3,475,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                   3,787,750
                          BBB       Baa2        3,800,000   Halliburton Company, 3.125% due 7/15/2023
                                                            (Convertible) (a)                                             4,123,000
                          CCC       B3          6,125,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                     6,086,719
                                                            Star Gas Partners, LP:
                          B         B3          3,750,000        10.25% due 2/15/2013                                     4,050,000
                          B         B3            750,000        10.25% due 2/15/2013 (a)                                   810,000
                          D         Ca          3,300,000   Trico Marine Services, Inc., 8.875% due 5/15/2012 (b)         1,584,000
                                                                                                                       ------------
                                                                                                                         23,773,969
====================================================================================================================================
Financial--0.9%           B         B3          4,625,000   Refco Finance Holdings LLC, 9% due 8/01/2012 (a)              4,786,875
====================================================================================================================================
Food/Tobacco--5.6%        B         B3          1,200,000   American Seafoods Group LLC, 10.125% due 4/15/2010            1,311,000
                                                            Commonwealth Brands, Inc. (a):
                          B-        NR*         3,225,000        9.75% due 4/15/2008                                      3,410,437
                          B-        B3          2,350,000        10.625% due 9/01/2008                                    2,485,125
                          B+        Ba3         5,500,000   Cott Beverages, Inc., 8% due 12/15/2011                       5,960,625
                          B         B2          2,075,000   Del Monte Corporation, 8.625% due 12/15/2012                  2,308,437
                          CCC       B2          3,625,000   Doane Pet Care Company, 10.75% due 3/01/2010                  3,842,500
                          B-        B3          2,125,000   Merisant Company, 9.50% due 7/15/2013 (a)                     2,125,000
                          NR*       NR*         3,600,000   New World Pasta Company, 9.25% due 2/15/2009 (b)                252,000
                          BB        Ba2         4,075,000   Smithfield Foods, Inc., 8% due 10/15/2009                     4,431,563
                          B-        Caa1        2,075,000   Tabletop Holdings, Inc., 12.25%** due 5/15/2014 (a)           1,213,875
                          B+        B2          2,225,000   The Wornick Company, 10.875% due 7/15/2011 (a)                2,336,250
                                                                                                                       ------------
                                                                                                                         29,676,812
====================================================================================================================================
Gaming--7.1%              B+        B1          5,750,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                  6,325,000
                          B         B3          3,125,000   Inn of the Mountain Gods Resort and Casino, 12%
                                                            due 11/15/2010                                                3,531,250
                          BB-       Ba2         3,500,000   MGM Mirage Inc., 9.75% due 6/01/2007                          3,876,250
                          B         B2          5,875,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010           6,007,188
                          BB-       Ba2         3,750,000   Park Place Entertainment Corporation, 7.875%
                                                            due 3/15/2010                                                 4,162,500
                          CCC+      Caa1        2,325,000   Pinnacle Entertainment, Inc., 8.25% due 3/15/2012             2,336,625
                          B         B2          4,150,000   Poster Financial Group, Inc., 8.75% due 12/01/2011            4,253,750
                          B         B2          4,350,000   Resorts International Hotel/Casino, Inc., 11.50%
                                                            due 3/15/2009                                                 4,937,250
                          CCC+      B3          1,673,000   Wynn Las Vegas, LLC, 12% due 11/01/2010                       2,057,790
                                                                                                                       ------------
                                                                                                                         37,487,603
====================================================================================================================================
Government--                                                Federal Republic of Brazil:
Foreign--1.5%             B+        B1          1,817,794        8% due 4/15/2014                                         1,779,256
                          B+        B2          2,650,000        10.50% due 7/14/2014                                     2,842,125
                          B+        B2          3,100,000        10.125% due 5/15/2027                                    3,138,750
                                                                                                                       ------------
                                                                                                                          7,760,131
====================================================================================================================================
Health Care--6.5%                                           Alpharma, Inc.:
                          CCC+      NR*         3,100,000        3% due 6/01/2006 (Convertible)                           3,820,750
                          B-        B3          3,375,000        8.625% due 5/01/2011 (a)                                 3,383,437
                          A-        NR*         3,200,000   Chiron Corporation, 2.75% due 6/30/2034
                                                            (Convertible) (a)                                             3,344,000
                          BB+       Ba3         4,639,000   Fisher Scientific International Inc., 8.125%
                                                            due 5/01/2012                                                 5,149,290
                          BB-       Ba2         6,000,000   Fresenius Medical Care Capital Trust II, 7.875%
                                                            due 2/01/2008                                                 6,405,000
                          NR*       NR*         4,675,000   HealthSouth Corporation, 8.375% due 10/01/2011                4,581,500
                                                            Tenet Healthcare Corporation:
                          B-        B3            925,000        5.375% due 11/15/2006                                      931,938
                          B-        B3          1,850,000        9.875% due 7/01/2014 (a)                                 1,928,625
                          B-        B2          4,450,000   US Oncology, Inc., 9% due 8/15/2012 (a)                       4,661,375
                                                                                                                       ------------
                                                                                                                         34,205,915
                          ==========================================================================================================


8         CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings++ Ratings++      Amount   Corporate Bonds                                                Value
====================================================================================================================================
Housing--3.6%                                               Building Materials Corporation of America:
                          B+        B2          $ 700,000        7.75% due 7/15/2005                                   $    708,750
                          B+        B2          7,825,000        8% due 10/15/2007                                        7,922,812
                          B+        B2          3,225,000        8% due 12/01/2008                                        3,249,187
                          BB-       Ba3         1,075,000   Forest City Enterprises, Inc., 7.625% due 6/01/2015           1,101,875
                          B-        B3          3,125,000   Nortek, Inc., 8.50% due 9/01/2014 (a)                         3,257,813
                          BB-       B1          2,450,000   Texas Industries, Inc., 10.25% due 6/15/2011                  2,793,000
                                                                                                                       ------------
                                                                                                                         19,033,437
====================================================================================================================================
Information               BB+       Ba2         3,150,000   Freescale Semiconductor, Inc., 4.38% due 7/15/2009
Technology--1.7%                                            (a)(c)                                                        3,205,125
                          B-        B3          1,850,000   UGS Corp., 10% due 6/01/2012 (a)                              2,016,500
                          CCC+      Caa2        3,875,000   Viasystems, Inc., 10.50% due 1/15/2011                        3,739,375
                                                                                                                       ------------
                                                                                                                          8,961,000
====================================================================================================================================
Leisure--1.6%                                               FelCor Lodging LP:
                          B-        B1          4,650,000        5.84% due 6/01/2011 (a)(c)                               4,673,250
                          B-        B1          2,000,000        9% due 6/01/2011                                         2,180,000
                          B+        B1          1,625,000   Intrawest Corporation, 7.50% due 10/15/2013                   1,649,375
                                                                                                                       ------------
                                                                                                                          8,502,625
====================================================================================================================================
Manufacturing--6.7%       CCC+      Caa1        1,300,000   Columbus McKinnon Corporation, 8.50% due 4/01/2008            1,267,500
                          B-        B2          1,525,000   Da-Lite Screen Company, Inc., 9.50% due 5/15/2011 (a)         1,601,250
                          B-        B3          4,150,000   Eagle-Picher Incorporated, 9.75% due 9/01/2013                4,471,625
                          B-        B3          5,650,000   Invensys PLC, 9.875% due 3/15/2011 (a)                        5,734,750
                          B         B2          4,675,000   JohnsonDiversey, Inc., 9.625% due 5/15/2012                   5,236,000
                          B-        Caa1        1,900,000   Mueller Group, Inc., 10% due 5/01/2012 (a)                    2,047,250
                          B-        B3          1,275,000   Rexnord Corporation, 10.125% due 12/15/2012                   1,440,750
                          B-        Caa1        1,525,000   Sensus Metering Systems Inc., 8.625% due 12/15/2013 (a)       1,494,500
                          B         B3          2,950,000   Superior Essex Communications LLC, 9% due 4/15/2012 (a)       2,905,750
                          B         B3          5,075,000   TriMas Corporation, 9.875% due 6/15/2012                      5,379,500
                          BBB       Baa3        2,645,000   Tyco International Group SA, 2.75% due 1/15/2018
                                                            (Convertible)                                                 3,802,188
                                                                                                                       ------------
                                                                                                                         35,381,063
====================================================================================================================================
Metal--Other--1.9%        BB-       B1          2,550,000   Century Aluminum Company, 7.50% due 8/15/2014 (a)             2,620,125
                          B         B1          2,400,000   Foundation PA Coal Company, 7.25% due 8/01/2014 (a)           2,526,000
                          NR*       NR*         1,500,000   Kaiser Aluminum & Chemical Corporation, 10.875%
                                                            due 10/15/2006 (b)                                            1,466,250
                          BB        Ba3         1,000,000   Luscar Coal Ltd., 9.75% due 10/15/2011                        1,127,500
                          NR*       Ba2         2,150,000   Vale Overseas Ltd., 8.25% due 1/17/2034                       2,042,500
                                                                                                                       ------------
                                                                                                                          9,782,375
====================================================================================================================================
Packaging--6.7%           CCC       B3          2,275,000   Consolidated Container Company LLC, 10.75%**
                                                            due 6/15/2009 (a)                                             1,820,000
                                                            Crown Euro Holdings SA:
                          B+        B1          1,625,000        9.50% due 3/01/2011                                      1,803,750
                          B         B2            875,000        10.875% due 3/01/2013                                    1,017,187
                          CCC+      Caa1        1,550,000   Graham Packaging Company, 8.75% due 1/15/2008                 1,592,625
                          CCC+      Caa2        4,250,000   Graham Packaging Holdings Company, 10.75% due 1/15/2009       4,414,688
                                                            Owens-Brockway Glass Container, Inc.:
                          BB-       B2          5,425,000        8.875% due 2/15/2009                                     5,899,687
                          B         B3          1,225,000        8.25% due 5/15/2013                                      1,292,375
                                                            Pliant Corporation:
                          B         B3          3,725,000        11.125%** due 6/15/2009                                  3,287,313
                          B-        Caa2        5,775,000        13% due 6/01/2010                                        5,313,000
                          B-        B3          3,150,000   Tekni-Plex, Inc., 12.75% due 6/15/2010                        3,039,750
                                                            U.S. Can Corporation,:
                          CCC+      Caa1          625,000        10.875% due 7/15/2010                                      650,000
                          CCC+      Caa2        4,575,000        12.375% due 10/01/2010                                   4,231,875
                          B         B2          1,100,000   Wise Metals Group LLC, 10.25% due 5/15/2012 (a)               1,105,500
                                                                                                                       ------------
                                                                                                                         35,467,750
                          ==========================================================================================================


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004              9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings++ Ratings++      Amount   Corporate Bonds                                                Value
====================================================================================================================================
Paper--6.9%               BB        Ba2       $ 4,375,000   Abitibi-Consolidated Inc., 5.02% due 6/15/2011 (a)(c)      $  4,462,500
                          BB        Ba2         4,950,000   Bowater Incorporated, 4.52% due 3/15/2010 (c)                 4,925,250
                          B         Caa1        3,425,000   Caraustar Industries, Inc., 9.875% due 4/01/2011              3,621,937
                                                            Georgia-Pacific Corporation:
                          BB+       Ba2         2,275,000        7.375% due 7/15/2008                                     2,485,437
                          BB+       Ba2         1,950,000        9.375% due 2/01/2013                                     2,296,125
                                                            Graphic Packaging International Inc.:
                          B-        B2          1,350,000        8.50% due 8/15/2011                                      1,498,500
                          B-        B3          1,600,000        9.50% due 8/15/2013                                      1,792,000
                          B         B3          3,025,000   JSG Funding PLC, 9.625% due 10/01/2012                        3,403,125
                          B         B2          4,875,000   Jefferson Smurfit Corporation, 8.25% due 10/01/2012           5,313,750
                                                            Norske Skog Canada Ltd.:
                          BB        Ba3         4,000,000        8.625% due 6/15/2011                                     4,330,000
                          BB        Ba3           250,000        7.375% due 3/01/2014                                       254,375
                          NR*       NR*         1,659,000   Western Forest Products Inc., 15% due 7/28/2009 (g)           1,858,080
                                                                                                                       ------------
                                                                                                                         36,241,079
====================================================================================================================================
Retail--0.5%              B+        B1            450,000   Finlay Fine Jewelry Corporation, 8.375%
                                                            due 6/01/2012 (a)                                               479,250
                          B         B3          2,100,000   The Jean Coutu Group, Inc., 8.50% due 8/01/2014 (a)           2,115,750
                                                                                                                       ------------
                                                                                                                          2,595,000
====================================================================================================================================
Services--5.3%            BB-       Ba3         4,250,000   Allied Waste North America, Inc., 8.875% due 4/01/2008        4,664,375
                          B         B2          1,325,000   Buhrmann US Inc., 8.25% due 7/01/2014 (a)                     1,328,312
                          B-        B2          4,825,000   The Coinmach Corporation, 9% due 2/01/2010 (a)                4,885,313
                          B         B1          4,450,000   Corrections Corporation of America, 7.50% due 5/01/2011       4,683,625
                          BB-       Ba2         1,500,000   MSW Energy Holdings II LLC, 7.375% due 9/01/2010              1,560,000
                          B+        B2          3,125,000   United Rentals (North America), Inc., 7.75%
                                                            due 11/15/2013 (a)                                            2,906,250
                          CCC       Ca          1,275,000   Waste Services, Inc., 9.50% due 4/15/2014 (a)                 1,128,375
                                                            Williams Scotsman, Inc.:
                          B-        B3          6,000,000        9.875% due 6/01/2007                                     5,910,000
                          B         B2            625,000        10% due 8/15/2008                                          684,375
                                                                                                                       ------------
                                                                                                                         27,750,625
====================================================================================================================================
Steel--0.9%               B+        B1          2,375,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (a)              2,363,125
                          B         B2          2,000,000   UCAR Finance Inc., 10.25% due 2/15/2012                       2,270,000
                                                                                                                       ------------
                                                                                                                          4,633,125
====================================================================================================================================
Telecommunications--                                        ADC Telecommunications, Inc. (Convertible):
7.0%                      NR*       NR*         3,900,000        1% due 6/15/2008                                         3,539,250
                          NR*       NR*           900,000        2.235% due 6/15/2013 (c)                                   844,875
                          B-        B2          4,075,000   Alaska Communications System Holdings, Inc., 9.875%
                                                            due 8/15/2011                                                 4,075,000
                          B-        B3          4,650,000   Cincinnati Bell Inc., 8.375% due 1/15/2014                    4,115,250
                          B-        Caa1        5,200,000   FairPoint Communications, Inc., 12.50% due 5/01/2010          5,564,000
                          NR*       Caa1        5,300,000   LCI International, Inc., 7.25% due 6/15/2007                  4,690,500
                          B         Caa2        2,775,000   Qwest Capital Funding, Inc., 7.25% due 2/15/2011              2,372,625
                          B         NR*         1,975,000   Qwest Services Corp., 14% due 12/15/2010 (a)                  2,295,938
                          NR*       NR*         1,500,000   Terremark Worldwide, Inc., 9% due 6/15/2009
                                                            (Convertible) (a)                                             1,434,375
                          B         B1          1,400,000   Time Warner Telecom Holdings, Inc., 5.711%
                                                            due 2/15/2011 (c)                                             1,365,000
                                                            Time Warner Telecom, Inc.:
                          CCC+      B3            850,000        9.75% due 7/15/2008                                        824,500
                          CCC+      B3          6,150,000        10.125% due 2/01/2011                                    5,781,000
                                                                                                                       ------------
                                                                                                                         36,902,313
====================================================================================================================================
Transportation--2.0%      B+        B2          3,150,000   Laidlaw International, Inc., 10.75% due 6/15/2011             3,591,000
                          BB-       Ba2         6,000,000   Teekay Shipping Corporation, 8.875% due 7/15/2011             6,727,500
                                                                                                                       ------------
                                                                                                                         10,318,500
                          ==========================================================================================================


10        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                          S&P       Moody's          Face
Industry+                 Ratings++ Ratings++      Amount   Corporate Bonds                                                Value
====================================================================================================================================
Utility--12.8%                                              The AES Corporation:
                          B-        B2        $ 7,199,000        9.375% due 9/15/2010                                  $  8,008,888
                          B+        B1          3,475,000        8.75% due 5/15/2013 (a)                                  3,865,938
                          NR*       NR*         1,450,000   AES Drax Energy Limited, 11.50% due 8/30/2010 (b)                 7,250
                          CCC+      Caa1       11,875,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008        7,570,312
                                                            Calpine Corporation:
                          CCC+      Caa1        2,350,000        8.25% due 8/15/2005                                      2,291,250
                          CCC+      Caa1        1,550,000        8.75% due 7/15/2007                                      1,131,500
                          BBB-      Ba2         7,400,000   CenterPoint Energy, Inc. 3.75% due 5/15/2023
                                                            (Convertible)                                                 8,436,000
                          BB        Ba1         3,314,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011         3,429,990
                          B         B1          3,100,000   Edison Mission Energy, 9.875% due 4/15/2011                   3,557,250
                          CCC+      Caa1        7,550,000   El Paso CGP Company, 7.75% due 6/15/2010                      7,257,438
                          BB        Ba1         2,550,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                  2,779,500
                          CCC       B3          4,375,000   Mission Energy Holding Company, 13.50% due 7/15/2008          5,501,562
                                                            Nevada Power Company:
                          NR*       Ba2         4,800,000        10.875% due 10/15/2009                                   5,544,000
                          BB        Ba2         1,400,000        9% due 8/15/2013                                         1,568,000
                          BB        Ba2         2,800,000   Sierra Pacific Power Company, 8% due 6/01/2008                2,996,000
                          B-        B2          1,875,000   Sierra Pacific Resources, 8.625% due 3/15/2014 (a)            1,968,750
                          B-        B1          1,550,000   Southern Natural Gas Company, 8.875% due 3/15/2010            1,743,750
                                                                                                                       ------------
                                                                                                                         67,657,378
====================================================================================================================================
Wireless--3.1%            CCC       B3          1,350,000   American Tower Escrow Corporation, 14.887%**
                                                            due 8/01/2008                                                 1,007,437
                          CCC       Caa1        3,250,000   Centennial Communications Corp., 10.125% due 6/15/2013        3,339,375
                          CCC       B3          4,750,000   Crown Castle International Corp., 9.375% due 8/01/2011        5,486,250
                          B-        B2          1,025,000   Rural Cellular Corporation, 6.02% due 3/15/2010 (a)(c)        1,040,375
                          CCC-      Caa2        4,800,000   SBA Communications Corporation, 10.25% due 2/01/2009          5,052,000
                          CC        Caa1          625,000   UbiquiTel Operating Company, 11.347%** due 5/15/2010            640,625
                                                                                                                       ------------
                                                                                                                         16,566,062
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Corporate Bonds
                                                            (Cost--$666,481,278)--130.9%                                691,771,705
                          ==========================================================================================================

                                                   Shares
                                                     Held   Common Stocks
====================================================================================================================================
Airlines--0.1%                                    129,348   ABX Air, Inc. (i)                                               751,512
                                                    4,533   US Airways Group, Inc. (Class A) (j)                              9,746
                                                                                                                       ------------
                                                                                                                            761,258
====================================================================================================================================
Cable--                                           366,402   Telewest Global, Inc. (i)                                     4,231,943
International--0.8%
====================================================================================================================================
Paper--0.2%                                        74,889   Western Forest Products Inc. (i)                                613,844
                                                   74,936   Western Forest Products Inc. (Restricted Shares) (a)(i)         614,230
                                                                                                                       ------------
                                                                                                                          1,228,074
====================================================================================================================================
Telecommunications--0.1%                           27,265   MCI, Inc. (i)                                                   469,503
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Common Stocks
                                                            (Cost--$5,053,674)--1.2%                                      6,690,778
                          ==========================================================================================================

                                                            Preferred Stocks
====================================================================================================================================
Airlines--0.0%                                      2,781   US Airways Group, Inc. (Convertible) (j)                              0
====================================================================================================================================
Automotive--1.1%                                  205,000   General Motors Corporation (Convertible)                      5,707,200
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Preferred Stocks
                                                            (Cost--$5,124,065)--1.1%                                      5,707,200
                          ==========================================================================================================


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                   Shares
Industry+                                            Held   Warrants (d)                                                   Value
====================================================================================================================================
Airlines--0.0%                                      2,781   US Airways Group, Inc.                                     $      1,669
====================================================================================================================================
Health Care--0.0%                                  52,465   HealthSouth Corporation                                         118,046
====================================================================================================================================
Paper--0.0%                                         1,100   JSG Funding PLC                                                  11,000
====================================================================================================================================
Wireless--0.1%                                      1,350   American Tower Escrow Corporation                               249,750
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Warrants (Cost--$87,831)--0.1%             380,465
                          ==========================================================================================================

                                               Beneficial
                                                 Interest   Other Interests (h)
                          ==========================================================================================================
                                              $ 6,615,420   US Airways Group, Inc.--Certificate of Beneficial
                                                            Interest (j)                                                  1,984,626
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Investments in Other Interests
                                                            (Cost--$1,786,163)--0.4%                                      1,984,626
                          ==========================================================================================================

                                                            Short-Term Investments
                          ==========================================================================================================
                                              $ 6,078,243   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                            Series I (f)                                                  6,078,243
                          ----------------------------------------------------------------------------------------------------------
                                                            Total Short-Term Investments (Cost--$6,078,243)--1.1%         6,078,243
                          ==========================================================================================================
                          Total Investments (Cost--$684,611,254***)--134.8%                                             712,613,017

                          Liabilities in Excess of Other Assets--(34.8%)                                               (184,115,312)
                                                                                                                       ------------
                          Net Assets--100.0%                                                                           $528,497,705
                                                                                                                       ============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
++    Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

      --------------------------------------------------------------------------
      Aggregate cost ..............................               $ 685,383,746
                                                                  =============
      Gross unrealized appreciation ...............               $  42,409,937
      Gross unrealized depreciation ...............                 (15,180,666)
                                                                  -------------
      Net unrealized appreciation .................               $  27,229,271
                                                                  =============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(c)   Floating rate note.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate. Corporate loans represent 2.3% of the Fund's net assets.
(f) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                              $5,780,305    $    9,203
      --------------------------------------------------------------------------

(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(h) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(i)   Non-income producing security.
(j)   Non-income producing security; company is in bankruptcy.

      Swaps outstanding as of August 31, 2004 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate return based
       on 1-month USD LIBOR and pay
       a fixed rate of 1.56%

      Broker, UBS Warburg
       Expires June 2005                             $50,000,000    $   244,522
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Statement of Assets, Liabilities and Capital

As of August 31, 2004
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$678,533,011) ................................................                      $ 706,534,774
                       Investments in affiliated securities, at value (identified
                        cost--$6,078,243) ..................................................                          6,078,243
                       Unrealized appreciation on swaps ....................................                            244,522
                       Cash ................................................................                          1,244,683
                       Receivables:
                          Securities sold ..................................................    $  13,447,553
                          Interest (including $238 from affiliates) ........................       13,340,851
                          Dividends ........................................................        1,193,614        27,982,018
                                                                                                -------------
                       Prepaid expenses ....................................................                             10,386
                                                                                                                  -------------
                       Total assets ........................................................                        742,094,626
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                       Loans ...............................................................                        199,700,000
                       Payables:
                          Securities purchased .............................................       13,259,311
                          Dividends to shareholders ........................................          349,032
                          Swaps ............................................................          127,722
                          Interest on loans ................................................           73,735
                          Investment adviser ...............................................           23,708
                          Other affiliates .................................................            4,704        13,838,212
                                                                                                -------------
                       Accrued expenses and other liabilities ..............................                             58,709
                                                                                                                  -------------
                       Total liabilities ...................................................                        213,596,921
                                                                                                                  -------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Net Assets ..........................................................                      $ 528,497,705
                                                                                                                  =============
===============================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized .........                      $   3,272,978
                       Paid-in capital in excess of par ....................................                        463,188,746
                       Undistributed investment income--net ................................    $   5,803,764
                       Undistributed realized capital gains--net ...........................       27,985,932
                       Unrealized appreciation--net ........................................       28,246,285
                                                                                                -------------
                       Total accumulated earnings--net .....................................                         62,035,981
                                                                                                                  -------------
                       Total capital--Equivalent to $16.15 per share based on 32,729,784
                        shares of capital stock outstanding (market price--$15.44) .........                      $ 528,497,705
                                                                                                                  =============

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended August 31, 2004
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
                       Interest (including $9,203 from affiliates) .........................                      $  59,989,617
                       Dividends ...........................................................                          1,514,587
                       Other ...............................................................                            617,066
                                                                                                                  -------------
                       Total income ........................................................                         62,121,270
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................................    $   4,190,047
                       Loan interest expense ...............................................        2,563,478
                       Borrowing costs .....................................................          279,397
                       Accounting services .................................................          174,156
                       Professional fees ...................................................          101,565
                       Transfer agent fees .................................................           61,797
                       Printing and shareholder reports ....................................           48,247
                       Custodian fees ......................................................           33,684
                       Listing fees ........................................................           27,029
                       Pricing services ....................................................           26,478
                       Directors' fees and expenses ........................................           16,507
                       Other ...............................................................           48,354
                                                                                                -------------
                       Total expenses ......................................................                          7,570,739
                                                                                                                  -------------
                       Investment income--net ..............................................                         54,550,531
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .................................................       39,333,551
                          Swaps--net .......................................................         (233,736)       39,099,815
                                                                                                -------------
                       Net increase from payments by affiliates ............................                             56,014
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .................................................        2,671,066
                          Swaps--net .......................................................         (210,939)        2,460,127
                                                                                                -------------------------------
                       Total realized and unrealized gain--net .............................                         41,615,956
                                                                                                                  -------------
                       Net Increase in Net Assets Resulting from Operations ................                      $  96,166,487
                                                                                                                  =============

      See Notes to Financial Statements.


14        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                           August 31,
                                                                                                -------------------------------
Increase (Decrease) in Net Assets:                                                                    2004              2003
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................    $  54,550,531     $  38,984,446
                       Realized gain--net ..................................................       39,155,829         4,098,708
                       Change in unrealized appreciation/depreciation--net .................        2,460,127        43,442,753
                                                                                                -------------------------------
                       Net increase in net assets resulting from operations ................       96,166,487        86,525,907
                                                                                                -------------------------------
===============================================================================================================================
Dividends & Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................      (53,204,738)      (37,430,569)
                       Realized gain--net ..................................................       (2,009,085)               --
                                                                                                -------------------------------
                       Net decrease in net assets resulting from dividends and distributions
                        to shareholders ....................................................      (55,213,823)      (37,430,569)
                                                                                                -------------------------------
===============================================================================================================================
Capital Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Common Stock resulting from reorganization                --       199,876,616
                       Value of shares issued to Common Stock shareholders in reinvestment
                        of dividends .......................................................               --         6,037,480
                       Offering costs resulting from the issuance of Common Stock ..........               --           114,993
                                                                                                -------------------------------
                       Net increase in net assets derived from capital stock transactions ..               --       206,029,089
                                                                                                -------------------------------
===============================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ........................................       40,952,664       255,124,427
                       Beginning of year ...................................................      487,545,041       232,420,614
                                                                                                -------------------------------
                       End of year* ........................................................    $ 528,497,705     $ 487,545,041
                                                                                                ===============================
                          * Undistributed investment income--net ...........................    $   5,803,764     $   4,422,619
                                                                                                ===============================

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             15

[LOGO] Merrill Lynch Investment Managers

Statement of Cash Flows

For the Year Ended August 31, 2004
=====================================================================================================================
Cash Provided by Operating Activities
---------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ........................    $  96,166,487
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables ..................................................         (476,333)
                          Decrease in other assets .................................................           87,376
                          Decrease in other liabilities ............................................       (1,178,370)
                          Realized and unrealized gain on investments--net .........................      (41,615,956)
                          Realized gain on swaps--net ..............................................         (233,736)
                          Amortization of discount .................................................       (4,043,783)
                       Proceeds from sales and paydowns of long-term investments ...................      558,727,024
                       Purchases of long-term investments ..........................................     (573,922,726)
                       Purchases of short-term investments--net ....................................       (5,780,305)
                                                                                                        -------------
                       Net cash provided by operating activities ...................................       27,729,678
                                                                                                        -------------
=====================================================================================================================
Cash Used for Financing Activities
---------------------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ...............................................      389,900,000
                       Cash payments on borrowings .................................................     (360,900,000)
                       Dividends paid to shareholders ..............................................      (55,484,995)
                                                                                                        -------------
                       Net cash used for financing activities ......................................      (26,484,995)
                                                                                                        -------------
=====================================================================================================================
Cash
---------------------------------------------------------------------------------------------------------------------
                       Net increase in cash ........................................................        1,244,683
                       Cash at beginning of year ...................................................               --
                                                                                                        -------------
                       Cash at end of year .........................................................    $   1,244,683
                                                                                                        =============
=====================================================================================================================
Cash Flow Information
---------------------------------------------------------------------------------------------------------------------
                       Cash paid for interest ......................................................    $   2,550,010
                                                                                                        =============

      See Notes to Financial Statements.


16        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Financial Highlights

                                                                                                               For the Period
The following per share data and ratios have been derived                                                       November 30,
from information provided in the financial statements.                        For the Year Ended August 31,       2001+ to
                                                                             -------------------------------     August 31,
Increase (Decrease) in Net Asset Value:                                          2004                2003           2002
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .............    $     14.90         $     12.54      $     14.33
                                                                             ------------------------------------------------
                          Investment income--net ........................           1.67@@              1.68             1.08
                          Realized and unrealized gain (loss)--net ......           1.27                2.37            (1.92)
                                                                             ------------------------------------------------
                       Total from investment operations .................           2.94                4.05             (.84)
                                                                             ------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........................          (1.63)              (1.69)            (.93)
                          Realized gain--net ............................           (.06)                 --               --
                                                                             ------------------------------------------------
                       Total dividends and distributions ................          (1.69)              (1.69)            (.93)
                                                                             ------------------------------------------------
                       Offering costs resulting from the issuance of
                        Common Stock ....................................             --                  --++           (.02)
                                                                             ------------------------------------------------
                       Net asset value, end of period ...................    $     16.15         $     14.90      $     12.54
                                                                             ================================================
                       Market price per share, end of period ............    $     15.44         $     14.47      $     12.50
                                                                             ================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...............          20.92%+++           34.62%           (6.31%)@
                                                                             ================================================
                       Based on market price per share ..................          19.04%              31.16%           (6.61%)@
                                                                             ================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and excluding interest
                        expense .........................................            .97%               1.05%             .63%*
                                                                             ================================================
                       Expenses, net of waiver ..........................           1.46%               1.52%             .89%*
                                                                             ================================================
                       Expenses .........................................           1.46%               1.52%            1.12%*
                                                                             ================================================
                       Investment income--net ...........................          10.52%              12.22%           10.31%*
                                                                             ================================================
=============================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------
                       Amount of borrowings outstanding, end of period
                        (in thousands) ..................................    $   199,700         $   170,700      $    58,400
                                                                             ================================================
                       Average amount of borrowings outstanding during
                        the period (in thousands) .......................    $   180,502         $    93,361      $    30,993
                                                                             ================================================
                       Average amount of borrowings outstanding per share
                        during the period ...............................    $      5.51         $      4.25      $      1.71
                                                                             ================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .........    $   528,498         $   487,545      $   232,421
                                                                             ================================================
                       Portfolio turnover ...............................          82.36%              83.95%           49.51%
                                                                             ================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. For the period November 30, 2001 to August 31, 2002, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+     Commencement of operations.
++    Amount is less than $.01 per share.
+++ Fund Asset Management, L.P. (an affiliate), reimbursed the Fund for the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale, which had no impact on total investment return.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.


18        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year,


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             19

[LOGO] Merrill Lynch Investment Managers

$25,506 has been reclassified between undistributed net realized capital gains and undistributed net investment income and $9,846 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to amortization methods for premiums and discounts on fixed income securities, accounting treatment for swap contracts and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $6,609 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2004.

FAM reimbursed the Fund $56,014 representing the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale.

For the year ended August 31, 2004, the Fund reimbursed FAM $10,644 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $587,182,037 and $569,572,396, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended August 31, 2004 remained constant and during the year ended August 31, 2003 increased by 13,724,304 as a result of reorganization and by 463,835 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 26, 2004, the Fund renewed its $255,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which include a commitment fee for this facility at the annual rate of .10% and a program fee of ..24% on the borrowings outstanding.


20        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Notes to Financial Statements (concluded)

For the year August 31, 2004, the average amount borrowed was approximately $180,502,000 and the daily weighted average interest rate was 1.42%.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.132000 per share on September 30, 2004 to shareholders of record on September 14, 2004.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   8/31/2004          8/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .......................        $53,204,738        $37,430,569
   Net long-term capital gains ...........          2,009,085                 --
                                                  ------------------------------
Total taxable distributions ..............        $55,213,823        $37,430,569
                                                  ==============================

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $11,802,440
Undistributed long-term capital gains--net ................          23,048,289
                                                                    -----------
Total undistributed earnings--net .........................          34,850,729
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          27,185,252*
                                                                    -----------
Total accumulated earnings--net ...........................         $62,035,981
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and book/tax differences in the accrual of income on securities in default.


         CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004              21

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Corporate High Yield Fund V, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund V, Inc. as of August 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate High Yield Fund V, Inc. as of August 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 19, 2004


22        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Corporate High Yield Fund V, Inc. during the months of January 2004 through August 2004:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .......................          3.57%
Dividends Qualifying for the Dividends Received
   Deduction for Corporations ...................................          3.57%
--------------------------------------------------------------------------------

Additionally, the Fund paid a long-term capital gain distribution of $0.061384 per share to shareholders of record on December 31, 2003.

Please retain this information for your records.


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             23

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


24        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             25

[LOGO] Merrill Lynch Investment Managers

Portfolio Information (unaudited)

                                                                                                                          Percent of
As of August 31, 2004                                                                                                   Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                    Sierra Pacific Resources is the holding company for two utilities, Nevada
                                             Power Company and Sierra Pacific Power Company. Both utilities primarily
                                             serve the state of Nevada.                                                         1.7%
------------------------------------------------------------------------------------------------------------------------------------
The AES Corporation*                         AES is a world-wide power producer with operations in the United States,
                                             Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, though the company has a direct
                                             distribution business to end users.                                                1.6
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corporation of America*   Building Materials is a manufacturer of residential roofing products, with
                                             Timberline as its major brand.                                                     1.6
------------------------------------------------------------------------------------------------------------------------------------
Calpine Corporation*                         Calpine owns, develops and operates power generation facilities, as well as selling electricity in the United States. The company also provides thermal
                                             energy for industrial customers.                                                   1.5
------------------------------------------------------------------------------------------------------------------------------------
Qwest*                                       Qwest provides a broad range of telecommunications services, including broadband Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web-hosting, high-speed
                                             Internet access and private networks.                                              1.3
------------------------------------------------------------------------------------------------------------------------------------
Edison International Inc.*                   This utility holding company operates, through subsidiaries, electric power generation facilities worldwide. The company is also involved in energy and infrastructure projects. Our bonds are at the company's Mission Energy and
                                             Edison Mission subsidiaries.                                                       1.2
------------------------------------------------------------------------------------------------------------------------------------
El Paso CGP Company*                         El Paso is a diversified energy company with operations primarily in natural gas gathering, transportation and processing, as well as oil and gas production. The company also has operations in power generation and merchant energy services. Our bonds are also at the company's Southern
                                             Natural Gas subsidiary.                                                            1.2
------------------------------------------------------------------------------------------------------------------------------------
HMP Equity Holdings Corporation*             HMP is a diversified specialty and performance chemical producer. The company's polyurethane products have applications in coatings, athletic footwear and insulation, among others. Titanium dioxide is used in paints and architectural coatings. Other specialty chemicals have diverse uses in industrial and consumer markets, including personal care and household
                                             products.                                                                          1.2
------------------------------------------------------------------------------------------------------------------------------------
Pliant Corporation*                          Pliant is a top U.S. manufacturer of flexible packaging and value-added
                                             films for food, personal care, medical and industrial applications.                1.2
------------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc.                     CenterPoint transmits and distributes gas and electricity, providing energy
                                             services to customers in the Midwest and South, as well as Texas.                  1.1
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

Portfolio Profile

Quality Ratings by                                                    Percent of
Standard & Poor's                                              Total Investments
--------------------------------------------------------------------------------
BBB .....................................................................     5%
BB ......................................................................    18
B .......................................................................    57
CCC .....................................................................    18
NR(Not Rated) ...........................................................     2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Chemicals ...............................................................  13.1%
Utility .................................................................  12.8
Cable--U.S. .............................................................   7.2
Gaming ..................................................................   7.1
Telecommunications ......................................................   7.1
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada .................................................................    3.1%
Luxembourg .............................................................    1.1
Brazil .................................................................    1.1
Netherlands ............................................................    1.0
Marshall Islands .......................................................    0.9
--------------------------------------------------------------------------------
 * All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             7.0 years
--------------------------------------------------------------------------------


26        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Proxy Results

During the six-month period ended August 31, 2004, Corporate High Yield Fund V, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------
                                                                       Shares Voted     Shares Withheld
                                                                            For           From Voting
-------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       James H. Bodurtha               30,762,324          896,838
                                        Joe Grills                      30,747,799          911,363
                                        Herbert I. London               30,745,537          913,625
                                        Andre F. Perold                 30,757,633          901,529
                                        Roberta Cooper Ramo             30,756,038          903,124
                                        Robert S. Salomon, Jr.          30,743,576          915,586
                                        Stephen B. Swensrud             30,734,160          925,002
-------------------------------------------------------------------------------------------------------


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             27

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2001 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Director              ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2001 to  Member of the Committee of Investment of Employee     38 Funds        Kimco Realty
            Princeton, NJ               present  Benefit Assets of the Association of Financial        55 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 69                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member of
                                                 the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000; Director,
                                                 Duke University Management Company from 1992
                                                 to 2004, Vice Chairman thereof from 1998 to 2004
                                                 and Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of
                                                 the Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998 and Vice Chairman
                                                 thereof since 2002; Director, Montpelier Foundation
                                                 since 1998 and its Vice Chairman since 2000;
                                                 Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member
                                                 of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.


28        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Director, Level Playing
                                                 Field (education) from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     2002 to  Harvard Business School: George Gund Professor of     38 Funds        None
Perold      Princeton, NJ               present  Finance and Banking since 2000; Senior Associate      55 Portfolios
            08543-9095                           Dean, Director of Faculty Recruiting since 2001;
            Age: 52                              Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from
                                                 1993 to 2000; Director, Genbel Securities Limited and
                                                 Gensec Bank from 1999 to 2003; Director, Stockback,
                                                 Inc. from 2000 to 2002; Director, Sanlam Limited from
                                                 2001 to 2003; Trustee, Commonfund from 1989 to
                                                 2001; Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc. since
                                                 1999; Director of ECMC Group (service provider to
                                                 students, schools and lenders) since 2001; Director,
                                                 United New Mexico Bank (now Wells Fargo) from
                                                 1983 to 1988; Director, First National Bank of New
                                                 Mexico (now Wells Fargo) from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2001 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 67                              of Salomon Brothers equity mutual funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2001 to  Chairman of Fernwood Advisors Inc. (investment        39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 71                              Corporation (manufacturing) since 1978; Director of
                                                 International Mobile Communications, Incorporated
                                                 (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2001 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and                   President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth   P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM from 1994
M.          Princeton, NJ  President    present  to 2001.
Phillips    08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; and Chief Compliance
                                                 Officer at  Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYV


30        CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          CORPORATE HIGH YIELD FUND V, INC.       AUGUST 31, 2004             31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #COYV -- 8/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert
S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2004 - $35,000
                                  Fiscal Year Ending August 31, 2003 - $35,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2004 - $7,500
                                  Fiscal Year Ending August 31, 2003 - $7,500

         The nature of the services include procedures related to revolving credit and security agreements.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2004 - $5,200
                                  Fiscal Year Ending August 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2004 - $0
                                  Fiscal Year Ending August 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2004 - $14,913,836
             Fiscal Year Ending August 31, 2003 - $18,318,444

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Corporate High Yield Fund V, Inc.


      By: /s/ Terry K. Glenn
          -----------------------
          Terry K. Glenn,
          President of
          Corporate High Yield Fund V, Inc.

      Date: October 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          -----------------------
          Terry K. Glenn,
          President of
          Corporate High Yield Fund V, Inc.

      Date: October 18, 2004


      By: /s/ Donald C. Burke
          -----------------------
          Donald C. Burke,
          Chief Financial Officer of
          Corporate High Yield Fund V, Inc.

      Date: October 18, 2004